UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2021

VINEBROOK HOMES TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	000-56274	83-1268857
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Crescent Court, Suite 700 Dallas, Texas, 75201
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 276-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02.	Unregistered Sales of Equity Securities.

From October 2, 2021 through December 1, 2021, VineBrook Homes Trust, Inc. (the “Company”) issued 1,422,564 shares of its Class A common stock in its continuous private placement for gross proceeds of approximately $72.3 million. An aggregate of approximately $3.6 million in selling commissions and fees were paid in connection therewith. See the table below for the breakout by date of the issuances (dollars in thousands):

Date	Shares issued	Gross Proceeds	Commissions
October 8, 2021	88,215	$4,375	$300
October 15, 2021	30,678	1,514	63
October 22, 2021	52,089	2,651	155
October 29, 2021	65,906	3,379	222
November 1, 2021	445,757	22,342	991
November 12, 2021	146,834	7,458	424
November 19, 2021	38,422	2,004	118
November 26, 2021	78,099	4,021	188
December 1, 2021	476,564	24,572	1,177
Total	1,422,564	$72,316	$3,638

The Company issued shares of its Class A common stock in reliance upon the exemptions from registration under the Securities Act of 1933, as amended (the “Securities Act”), provided by Rule 506(b) under Regulation D promulgated under the Securities Act and Section 4(a)(2) of the Securities Act.

Item 7.01.	Regulation FD Disclosure.

Effective for the valuation as of December 31, 2021, the Company has determined that calculations of the Company’s net asset value will occur on a quarterly basis.

The information furnished under this Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act or the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VINEBROOK HOMES TRUST, INC.

/s/ Brian Mitts
Name:	Brian Mitts
Title:	Interim President, Chief Financial Officer, Assistant Secretary and Treasurer

Date: December 7, 2021